UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2023

Net Lease Office Properties
(Exact Name of Registrant as Specified in its Charter)

Maryland		001-41812	92-0887849
(State of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

One Manhattan West, 395 9th Avenue, 58th Floor
New York,	New York		10001
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, par value $0.001 per share	NLOP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed as Amendment No. 1 (this “Amendment”) to the Current Report on Form 8-K of Net Lease Office Properties (the “Company”) originally filed with the Securities and Exchange Commission (the “SEC”) on November 2, 2023 (the “Original Filing”). The Amendment is being filed solely to file a revised copy of the advisory agreement, dated November 1, 2023 (the “U.S. Advisory Agreement”), between the Company and W. P. Carey Management LLC, a wholly-owned subsidiary of W. P. Carey Inc. (the “U.S. Advisor”), attached as Exhibit 10.1 to this Amendment, to correct certain typographical errors contained in the copy of the U.S. Advisory Agreement previously filed with the Original Filing with respect to the termination fees payable thereunder, and to amend and restate the disclosure under the subheading “Advisory Agreements” in Item 1.01 of the Original Filing. Except as expressly set forth in this Amendment, no other changes have been made to the Original Filing.

Item 1.01 — Entry into a Material Definitive Agreement.

Advisory Agreements

On November 1, 2023, (i) the Company and the U.S. Advisor entered into the U.S. Advisory Agreement; and (ii) the Company and W. P. Carey & Co. B.V., a wholly-owned subsidiary of WPC (the “European Advisor” and, together with the U.S. Advisor, the “Advisors”), entered into an advisory agreement (the “European Advisory Agreement” and, together with the U.S. Advisory Agreement, the “Advisory Agreements”), pursuant to which the Advisors will provide the Company with strategic management services, including asset management, property disposition support and various related services.

The Company will pay to the Advisors compensation for services it provides to it, including reimbursement for the costs related thereto. Specifically, the Company will pay the Advisors a management fee of $625,000 per calendar month, paid to the U.S. Advisor and allocated to the European Advisor by WPC, which will be subject to adjustment each month described in the following sentence. Beginning with the first calendar month following the first disposition of a portfolio property, the management fee for the following calendar month shall be reduced proportionally by the contractual minimum annualized base rent associated with such portfolio property. In no event shall the management fees paid to the Advisors for a given calendar month exceed the fees paid to the Advisors during the preceding calendar month, and in no event shall the aggregate management fees paid to the Advisors for a given fiscal year exceed $7.5 million. Neither Advisor has yet received any compensation for the services contemplated by the Advisory Agreement. The fees shall be payable monthly in arrears, and shall be in addition to the Advisors’ right to reimbursement of expenses, as described below.

In addition, the Company will be required to reimburse each Advisor and its affiliates for other specified costs they may incur in connection with certain other services provided to the Company pursuant to the applicable Advisory Agreement, where those costs are not directly paid by the Company. Specifically, the Company will reimburse the Advisors a base administrative reimbursement amount of $333,333.33 per calendar month, paid to the U.S. Advisor and allocated to the European Advisor by WPC, for certain administrative services, including day-to-day management services, investor relations, accounting, tax, legal, and other administrative matters. In addition to the administrative reimbursement amount, the Company will reimburse the Advisors for specified out-of-pocket expenses they incur in connection with their services.

The Advisory Agreements have an initial term of three years, and automatically renew for successive one-year terms thereafter without further action by the Company or the applicable Advisor. Each Advisory Agreement may also be terminated (i) by the applicable Advisor no later than 180 days prior to the expiration of the initial term or any renewal term, as applicable, or (ii) by the Company upon 90 days’ prior written notice, or immediately for Cause (as defined in the Advisory Agreements). Each applicable Advisor may also terminate the Advisory Agreement (x) immediately for Good Reason (as defined in the Advisory Agreements) or (y) concurrently with or within 90 days following a termination of the other Advisory Agreement.

If an Advisory Agreement is terminated either by the Company for convenience or by the applicable Advisor for Good Reason, the Company will pay such Advisor a termination fee equal to 0.5 times the aggregate fees paid to such Advisor under such Advisory Agreement in the twelve full calendar months preceding such termination (subject to certain adjustments in the event an Advisory Agreement is terminated on or prior to the end of the twelfth full calendar month of the agreement intended to approximate such fee).

A summary of the material terms of the Advisory Agreements is set forth in the preliminary information statement included as Exhibit 99.1 to the Company’s Registration Statement on Form 10 (File No. 001-41812) filed with the SEC on October 4, 2023, the final version of which was included as Exhibit 99.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on October 11, 2023 (the “Information Statement”) under the caption “Management – Advisory Agreements” and is incorporated by reference herein, except to the extent amended by the foregoing. The respective descriptions of the Advisory Agreements contained in this Current Report and the Information Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the U.S. Advisory Agreement, which is attached as Exhibit 10.1 to this Current Report and incorporated by reference herein and the full text of the European Advisory Agreement, which is attached as Exhibit 10.2 to the Original Filing and incorporated by reference herein.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Advisory Agreement, dated November 1, 2023, between W. P. Carey Management LLC and Net Lease Office Properties.

* Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Net Lease Office Properties

Date:	November 7, 2023	By:	/s/ Jason E. Fox
Jason E. Fox
Chief Executive Officer